Exhibit 99.2





                               BAY RESOURCES LTD.
                            (a Delaware Corporation)


                                    Level 8
                               580 St Kilda Road
                            Melbourne Victoria 3004
                                   Australia

________________________________________________________________________________

                             SUBSCRIPTION AGREEMENT
________________________________________________________________________________




                                  Instructions
                                  ------------


       PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT










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                             SUBSCRIPTION AGREEMENT
                                      FOR

                               BAY RESOURCES LTD.

                            (a Delaware Corporation)


1. Stock Subscription: The undersigned, RAB SPECIAL SITUATIONS LP ("Subscriber") hereby subscribes for 1,670,000 shares of Common Stock, $0.001 par value, of Bay Resources, Inc., a Delaware Corporation ("Bay Resources" or the "Company") at an offering price of $ 1.00 per share of Common Stock ("Common Stock"), together with warrants in the form attached hereto as Schedule "A" for the purchase of 1,670,000 shares of Common Stock, $0.001 par value (the "Warrant Shares"), at an exercise price of $ 1.30 to be exercisable for a period of twenty-four months
(24) following the Closing Date (the "Warrants") (collectively the Common Stock, the Warrants and the Warrant Shares are known as the "Securities") for and in consideration of $1,670,000 to be paid in cash at closing. All figures are in United States Dollars unless otherwise specified. There is no minimum subscription. Such Subscription is subject to the following terms and conditions:


     a. Tender of Purchase Price: Subscriber tenders to Bay Resources the purchase price either by a check payable to the order of "Bay Resources Ltd." or a wire transfer to Bay Resources, pursuant to written instructions provided to Subscriber by Bay Resources (the "Purchase Price").

     b.   Closing:  Upon receipt by Bay Resources of the consideration agreed to herein, prior to 12:00 p.m. on March 31, 2004, or such other time as may be agreed to by the Bay Resources and the Subscriber (the "Closing Date"). All funds will be delivered to Bay Resources. The Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by Subscriber and countersigned by Bay Resources, all payments required to be made herein. The Closing is subject to the fulfillment of the following conditions (the "Conditions") which Conditions Bay Resources and the Subscriber covenant to exercise its reasonable best efforts to have fulfilled on or prior to the Closing Date:

     (i) for the benefit of Bay Resources, the Subscriber shall have tendered the Purchase Price to Bay Resources;

     (ii) for the benefit of the Subscriber, all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

     (iii) for the benefit of the Subscriber, Bay Resources' board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Securities, the allotment and issuance of such Securities;

     (iv) Bay Resources (for the benefit of the Subscriber) and the Subscriber (for the benefit of Bay Resources) shall have complied with its covenants contained in this Agreement to be complied with prior to Closing, and Bay Resources for the benefit of the Subscriber shall have delivered a Certificate of a senior officer of the Company (acting without personal liability) to that effect to the Subscriber;


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     (v)       the  representations  and  warranties of Bay  Resources  (for the benefit of the Subscriber) and the Subscriber (for the benefit of Bay Resources) set forth in this Agreement shall be true and correct as of the Closing Date; and

     (vi) Bay Resources (for the benefit of the Subscriber) will deliver at the Closing, a favourable legal opinion from Bay Resources' counsel with respect to such matters set forth in Section 3(dd) of this Agreement.

     Either party may waive in writing in whole or in part by the party benefiting such party before Closing upon such terms as it may consider appropriate in its sole discretion.

     c.   Issuance of  Securities:  After the Closing Date,  Bay  Resources
     will deliver the certificates within five (5) days representing the Securities, including the Common Stock, the Warrants and Common Stock issuable upon exercise of the Warrant, to the Subscriber (unless Subscriber otherwise instructs Bay Resources in writing). The Certificates representing the Securities, delivered pursuant to this Subscription bear a legend in the following form, unless such Securities have been registered under the Securities Act of 1933, as amended ("1933 Act") or where exempted:

       "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR
       (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE
       SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT."

     d. If the Certificates representing the Securities have been held for a period of at least one (1) year and if Rule 144 the 1933 Act, is applicable (there being no representations by Bay Resources that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the 1933 Act or Exemptions therefrom. Bay Resources shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

2. Representations and Warranties: Subscriber hereby represents and warrants to Bay Resources:

     a. SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

     b. Subscriber is not an underwriter and acquired the Securities, solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the 1933 Act; and is not being purchased with a view to or for the resale,


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          distribution,   subdivision  or  fractionalization  thereof;  and  the
          undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the 1933 Act, and, therefore, may be resold only if registered under the 1933 Act or an exemption from such registration is available.

     c. Subscriber understands the speculative nature and risks of investments associated with Bay Resources, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment; and that there may not be any public market for the securities for herein.

     d. The Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the 1933 Act and applicable state securities or "blue sky" laws. Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

               (i)  the sale is to the Company;

               (ii) the sale is made outside the United  States in a transaction satisfying the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

               (iii)the  sale  is  made  pursuant  to  the  exemption  from  the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

               (iv) the  Securities  are  sold in a  transaction  that  does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Company; or

               (v) the Securities are registered under the 1933 Act and any applicable state laws and regulations governing the offer and sale of such Securities,

                    and  the  Subscriber   understands   that  the  Company  may
                    instruct its registrar and transfer agent not to record
                    any transfer of the Securities without first being notified by the Company that it is satisfied that such
                    transfer   is  exempt   from  or  not  subject  to  the
                    registration   requirements   of  the   1933   Act  and
                    applicable state securities laws.

     e. Bay Resources is under no obligation, except as stated in Section 4 below, to register or seek an exemption the 1933 Act or any or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption and that Subscriber herein must hold such Securities indefinitely unless the Securities are subsequently registered under 1933 Act and applicable state securities laws or an exemption from registration is available.

     f.   At  the  time  of  subscription,   Subscriber  reviewed  the  economic
          consequences of the purchase of

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          the Securities with its attorney and/or other financial  advisor,  was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company. Subscriber consulted with its counsel with respect to the 1933 Act and applicable federal and state securities laws. Company has not provided Subscriber
          with  any  representations,   statements,  or  warranties  as  to  the
          Securities. Subscriber has reviewed the term sheet delivered in connection with this Offering and attached hereto as Schedule "B" (the "Term Sheet"), the Company's Form 10-K for the year ended June 30, 2003 and Form 10-QSB for the quarter ended December 31, 2003, all of which are filed electronically on EDGAR.

     g. Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Bay Resources.

     h. Subscriber confirms that it is able (i) to bear the economic risk of the investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment; and represents that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment; (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber 's net worth; (v) Subscriber has by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own interests in connection with this transaction.

     i. The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     j. Subscriber confirms that this transaction is intended to be exempt from registration under the 1933 Act by virtue of section 4(2) of the 1933 Act and the provisions of Rule 506 of Regulation D promulgated thereunder, and confirms that it is an "accredited investor" (as that term is defined under Rule 501(a) as promulgated under Regulation D of the 1933 Act). The Subscriber hereby certifies that the Subscriber satisfies one or more of the categories of "accredited investors" as are indicated by the Subscriber's initials next to the appropriate category: (please place an "X" next to the appropriate category)

          _________ Category 1.   A bank,  as defined in Section  3(a)(2) of the
                    1933 Act, whether acting in its individual or fiduciary capacity; or

          _________ Category 2.   A savings and loan association or other
                    institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

          _________ Category 3.   A broker or dealer registered pursuant to
                    Section 15 of the United States Securities Exchange Act of 1934; or

          _________ Category 4.   An insurance company as defined in Section
                    2(13) of the 1933 Act; or


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          _________ Category  5. An  investment  company  registered  under the
                    United States Investment Company Act of 1940; or

          _________ Category  6. A business  development  company as defined in
                    Section 2(a)(48) of the United States  Investment
                    Company Act of 1940; or

          _________ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301
                    (c) or (d) of the United States Small Business Investment Act of 1958; or

          _________ Category 8. A plan  established  and  maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

          _________ Category 9. An employee  benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

          _________ Category  10. A private  business  development  company  as
                    defined  in  Section   202(a)(22)   of  the  United   States
                    Investment Advisers Act of 1940; or

          _X_______ Category 11. An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

          _________ Category 12. Any director, executive officer, or general partner of the Company of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that Company; or

          _________ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds U.S.$1,000,000; or

          _________ Category 14. A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

          _________ Category 15. A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

          _________ Category  16. Any entity in which all of the equity  owners
                    meet  the   requirements  of  at  least  one  of  the  above
                    categories.

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All information which the Subscriber has provided concerning the Subscriber is correct as of the date set forth below and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.

     3. Company Representations, Warranties and Covenants. Bay Resources represents, warrants and covenants that, at the Closing Date (an acknowledges that the Subscriber is reylying on such representations, warranties and covenants):

     a. each of Bay Resources and each of its subsidaries is a valid and subsisting corporation duly incorporated and in good standing under the laws and jurisdiction of incorporation, and Bay Resources has no subsidiaries other than as set forth in the Company's annual report on Form 10-K for the year ended June 30, 2003;

     b. each of Bay Resources and each of its subsidaries is duly registered and licensed to carry on business in the jurisdiction in which it carries on business or owns property where so required by the laws of that jurisdiction;

     c. Bay Resources and its subsidiaries own, possess or has obtained, and is operating in compliance with, all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, "Permits") necessary to own or lease (as the case may be) and operate its properties, and to conduct its businesses or operations as currently conducted, except such Permits the feailure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition or results of operations of Bay Resources, and neither Bay Resources nor any of its subsidiaries has received any notice of proceedings would have a material adverse effect on Bay Resources, or any circumstance which would lead it to believe that such proceedings are reasonably likely;

     d. the business and operations of Bay Resources and its subsidiaries have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of Bay Resources and its subsidiaries;

     e. the authorized capital of Bay Resources consists of 25,000,000 shares of common stock, of which there were (i) 13,290,146 shares issued and outstanding as of March 30, 2004 as fully paid and non-assessable shares and (ii) no options and/or warrants to purchase shares of common stock were outstanding;

     f. Bay Resources will reserve or set aside sufficient shares of common sotck in its treasury to issue the Securities, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

     g. the issuance of the Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by Bay Resources or to which Bay Resources is bound;

     h. the issue and sale of the Securities by Bay Resources does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Bay Resources is a party;

     i.   the   Corporation   has  complied  and  will  comply  fully  with  the
          requirements of all applicable corporate and securities laws in all matters relating to the Offering.

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     j.   there are no legal or  governmental  actions,  suits,  proceedings  or investigations pending or, to Bay Resources' knowledge, threatened, to which Bay Resources or any of its subsidiaries is or may be a party or of which property owned or leased by Bay Resources or any of its subsidiaries is or may be the subject, or related to environmental,
          title,   discrimination  or  other  matters,  which  actions,   suits,
          proceedings or investigations, individually or in the aggregate, could have a material adverse effect on Bay Resources;

     k. there are no judgments against Bay Resources or any of its subsidiaries, if any, which are unsatisfied, nor is Bay Resources or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

     l. this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of Bay Resources, and Bay Resources has full corporate power and authority to undertake the Private Placement;

     m. this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

     n. neither Bay Resources nor any of its subsidiaries is in violation of its organizational or incorporating documents nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the financial condition, properties or business of Bay Resources or it subsidiaries;

     o. subject to the accuracy of the representations and warranties of the Subscriber contained in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, from the registration or qualifications requirements of the state securities or "blue sky" laws and regulations of any applicable state or other applicable jurisdiction;

     p. Bay Resources' shares of common stock are quoted for trading on the National Association of Securities Dealers over-the-counter electronic bulletin board (the "OTCBB"),

     q. no order ceasing, halting or suspending trading in securities of Bay Resources nor prohibiting the sale of such securities has been issued to and is outstanding against Bay Resources or its directors, officers or promoters, and, to the best of Bay Resources knowledge, no investigations or proceedings for such purposes are pending or threatened;

     r. neither Bay Resources nor any subsidiary thereof will have taken any action which would be reasonably expected to result in the delisting or suspension of quotation of Bay Resources' shares of common stock on or from the OTCBB and Bay Resources will have complied, in all material respects, with the rules and regulations of eligibility on the OTCBB;

                                  S/A-8 of 19


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     s.   no person,  firm or  corporation  acting or  purporting  to act at the request of Bay Resources is entitled to any brokerage, agency or finder's fee in connection with the purchase and sale of the Securities described herein;

     t. Bay Resources is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and is not in default of any of the requirements of the 1934 Act;

     u. as of their respective filing dates, each report, schedule, registration statement and proxy filed by Bay Resources with the United States Securities and Exchange Commission ("SEC")(each, an "SEC Report" and collectively, the "SEC Reports") (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), (i) where required, were prepared in all material respects in accordance with the requirements of the 1933 Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports, (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by Bay Resources with the SEC since that time. Bay Resources' subsidiaries are not required to file any reports or other documents with the SEC. Each set of audited consolidated financial statements and unaudited interim financial statements of Bay Resources (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of Bay Resources as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount. To Bay Resources' knowledge, no events or other factual matters exist which would require Bay Resources to file any amendments or modifications to any SEC Reports which have not yet been filed with the SEC but which are required to be filed with the SEC pursuant to the 1933 Act or the 1934 Act;

     v. Each SEC Report containing financial statements that has been filed with or submitted to the SEC since July 31, 2002, was accompanied by the certifications required to be filed or submitted by Bay Resources' chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Bay
          Resources nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;

     w. there is no fact known to Bay Resources which Bay Resources has not publicly disclosed which materially adversely affects, or so far as Bay Resources can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of Bay Resources or the ability of Bay Resources to perform its obligations under this Agreement;

     x. Except as disclosed in the SEC Reports, Bay Resources and its subsidiaries, if any, have filed all federal, state, local and foreign tax returns which are required to be filed, or have requested


                                  S/A-9 of 19
          extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

     y. Bay Resources has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of Bay Resources or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of Bay Resources which are known by Bay Resources' management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of Bay Resources;

     z. is not an "investment company" within the meaning of the Investment Company Act of 1940;

     aa. neither Bay Resources nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any "directed selling efforts" (as such term is defined in Regulation S of the 1933 Act) in the United States, or (ii) has engaged in or will engage in any form of "general solicitation" or "general advertising" (as such terms are defined in Rule 502 (c) under Regulation D of the 1933 Act) in the United States with respect to offers or sales of the Securities;

     bb. the Corporation has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the 1933 Act to become unavailable with respect to the offer and sale of the Securities;

     cc. the warranties and representations in this section are true and correct and will remain so as of the Closing Date;

     dd. Bay Resources will cause a favourable legal opinion to be delivered at Closing by its counsel addressed to the Subscriber with respect to such matters as the Subscriber may reasonably request relating to this transaction, acceptable in all reasonable respects to the Subscribers' counsel, acting reasonably, including to the effect that:

               (i) Bay Resources is existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as presently carried on and to own and lease its assets where such assets are owned or leased;

               (ii) Bay  Resources  has all  necessary  corporate  capacity  and authority to enter into and perform its obligations under this Agreement and to issue and sell the Securities;

               (iii)this  Agreement and the  obligations  under the Warrant have been duly authorized by Bay Resources and constitute legally binding obligations upon Bay Resources and is enforceable in accordance with their respective terms (subject to the usual qualifications);

               (iv) registration  under  the 1933 Act of the  Securities  is not required for the offer and sale thereof to the Subscriber in accordance with the provisions of this Agreement; and

               (v)  such  other  matters  as  counsel  to  the   Subscriber  may
                    reasonably require in connection with this Agreement.


                                  S/A-10 of 19
     ee. the warranties and representations in this section are true and correct and will remain so as of the Closing Date; and

     ff. Bay Resources shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of Bay Resources contained herein. Bay Resources undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to Bay Resources set forth in this Agreement which takes place prior to the Closing Date.

4.  Registration Rights

     a. Bay Resources shall prepare and file with the SEC (the "SEC") within one hundred twenty (120) calendar days after the Closing Date a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the 1933 Act (the "Registration Statement"), at the sole expense of Bay Resources (except as specifically provided in Section c hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Common Stock and Common Stock acquirable upon exercise of the Warrants (collectively, the "Registrable Securities") in the United States under the 1933 Act by the Subscriber as selling stockholder and not as underwriter. Bay Resources shall use its best efforts to cause such Registration
          Statement to become effective as soon as possible thereafter, and within five (5) calendar days of the SEC clearance to request acceleration of effectiveness. Bay Resources will notify the Subscriber of the effectiveness of the Registration Statement (the "Effective Date") within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a "Trading Day").

     b. Bay Resources will maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the 1933 Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement,
          (ii) the Subscriber receives an opinion of counsel to Bay Resources, which opinion and counsel shall be reasonably acceptable to the Subscriber, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Stock and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the 1933 Act, and Bay Resources has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to Bay Resources, which counsel shall be reasonably acceptable to the Subscriber, (v) Bay Resources obtains the written consent of the Subscriber, or (vi) two (2) years from the Effective Date (the "Effectiveness Period").

     c. All fees, disbursements and out-of-pocket expenses and costs incurred by Bay Resources in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and "blue sky" laws (including, without limitation, all attorneys' fees of Bay Resources, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Bay Resources. The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses


                                  S/A-11 of 19
          of its counsel. The Subscriber and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC. Bay Resources shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates. However, Bay Resources shall not be required to qualify in any state which will require an escrow or other restriction relating to Bay Resources and/or the sellers, or which will require Bay Resources to qualify to do business in such state or require Bay Resources to file therein any general consent to service of process. Bay Resources at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

     d. Prior to the effectiveness of the Registration Statement filed pursuant to Section 4(a), the rights to cause Bay Resources to register Registrable Securities granted to the Subscriber by Bay Resources under this Section 4 may be assigned in full by a Subscriber in connection with a transfer by such Subscriber of not less than 500,000 Common Shares or not less than 125,000 Warrants, in either case in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Subscriber gives prior written notice to Bay Resources; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.

     e. If at any time or from time to time after the Effective Date, Bay Resources notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (f) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from Bay Resources that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Bay Resources's obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days. Bay Resources must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

     f.   "Potential  Material  Event"  means  any of  the  following:  (i)  the possession by Bay Resources of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of Bay Resources that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Bay Resources; or (ii) any material engagement or activity by Bay Resources which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of Bay Resources, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of Bay Resources that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that,
          (i) Bay Resources shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days Bay Resources is required to keep the Registration Statement effective shall be extended by the number of days for which the Corporation shall have used such right..

     g. The Subscriber will cooperate with Bay Resources in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Bay Resources (which shall include all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten

                                  S/A-12 of 19
          offering. Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Bay Resources having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Bay Resources under this Agreement.

     h. Whenever Bay Resources is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the 1933 Act, Bay Resources shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

               (i) (A) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Subscriber and reflect in such documents all such comments as the Subscriber (and its counsel), reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the 1933 Act, and such other documents, as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

               (ii) register and qualify the Registrable  Securities  covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

               (iii)cause the  Registrable  Securities to be quoted or listed on each service on which the Common Stock of Bay Resources is then quoted or listed;

               (iv) notify  the  Subscriber,  at  any  time  when  a  prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and Bay Resources shall prepare and file a curative amendment as promptly as commercially reasonable;

               (v) as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

               (vi) provide a transfer  agent and registrar  for all  securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

     j.   With  respect  to any sale of  Registrable  Securities  pursuant  to a
          Registration Statement filed pursuant to this Section 4, the Subscriber hereby covenants with Bay Resources (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements

                                  S/A-13 of 19
          underthe  Securities  Act to be  satisfied  and  (ii)  to  notify  Bay
          Resources   promptly  upon  disposition  of  all  of  the  Registrable
          Securities.

     k. In addition to the registration rights set forth in Section 4(a), if the Registration Statement filed pursuant to Section 4(a) is not filed within 120 calendar days from the Closing Date, or otherwise declared effective by the SEC, then the Subscribers shall also have certain "piggy-back" registration rights as follows:

               (i)  If at  any  time  after  the  issuance  of  the  Registrable
                    Securities, Bay Resources shall file with the SEC a registration statement under the 1933 Act registering any shares of equity securities, Bay Resources shall give written notice to each Subscriber prior to such filing.

               (ii) Within  twenty (20) calendar days after such notice from Bay
                    Resources, each Subscriber shall give written notice to Bay Resources whether or not such Subscriber desires to have all of such Subscriber's Registrable Securities included in the registration statement. If any Subscriber fails to give such notice within such period, such Subscriber shall not have the right to have Subscriber's Registrable Securities registered pursuant to such registration statement. If any Subscriber gives such notice, then Bay Resources shall include such Subscriber's Registrable Securities in the registration statement, at Company's sole cost and expense, subject to the remaining terms of this Section 4(k).

               (iii)If the  registration  statement  relates to an  underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Subscriber's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. Each participating Subscriber shall enter into such agreements as may be reasonably required by the underwriters and each Subscriber shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

               (iv) The   Subscribers   shall  have  an   unlimited   number  of
                    opportunities to have the Registrable Securities registered under this Section 4(k) provided that Bay Resources shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 4(b) of this Agreement.

               (v) The Subscriber shall furnish in writing to Bay Resources such information as Bay Resources shall reasonably require in connection with a registration statement.

     l. Bay Resources acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 4 of this Agreement and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in such
          Section 4 may be specifically enforced. If Bay Resources shall fail to file such registration statement when required pursuant to Section a or to keep any registration statement effective as provided in Section 4 or otherwise fails to comply with its obligations and agreements in this Section 4, then, in addition to any other rights or remedies the Subscriber may have at law or in equity, including without limitation, the right of rescission, Bay Resources shall indemnify and hold harmless the Subscriber from and against any and all manner or loss which it may incur as a result of such



                                  S/A-14 of 19
          failure. In addition, Bay Resources shall also reimburse the Subscriber for any and all reasonable legal fees and expenses incurred by it in enforcing their rights pursuant to Section 4, regardless of whether any litigation was commenced.

5.   Indemnity and Contribution

     a. Bay Resources agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the 1933 Act, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Bay Resources to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Bay Resources will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Bay Resources shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Bay Resources by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or
          (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

     b. The Subscriber agrees to indemnify and hold harmless Bay Resources from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Bay Resources may become subject (under the 1933 Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Bay Resources by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to Bay Resources before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior


                                  S/A-15 of 19
          to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse Bay Resources for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Bay Resources in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

     c. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

     d. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection
          (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Bay Resources on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Bay Resources on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Bay Resources and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Subscriber shall not be liable or required to contribute to Bay Resources in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

                                  S/A-16 of 19

          6. Governing Law: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The laws of the State of Delaware shall govern the rights of the parties as to this Agreement.

          7. Indemnification: Subscriber acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Bay Resources and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Agreement.

          8. Nonassignability: Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

          9. Entire Agreement: This instrument contains the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

          10. Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

          11. Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

          12. Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          13. Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

          14. Severability: The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

          15. Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Bay Resources upon written request.

          16. Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:



                If to Subscriber:     At the address designated on the signature
                                      page of this Agreement.

                If to the Company:    BAY RESOURCES LTD.
                                      Level 8
                                      580 St Kilda Road
                                      Melbourne Victoria 3004
                                      Australia


                                  S/A-17 of 19

          17. Time of the Essence: Time shall be of the essence of this Agreement in all respects.

          18. Facsimile and Counterpart Subscriptions: Bay Resources shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by Bay Resources of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and Bay Resources in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

          19. Future Assurances: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

                                  S/A-18 of 19

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

                                      ***

IN WITNESS THEREOF, Subscriber executed this Agreement this 31st Day of March, 2004

SUBSCRIBER:

RAB SPECIAL SITUATIONS

By:*  WPS Richards
      ---------------

Title: Director of G.P.
       ----------------
By:*
       ---------------

Title:
      ------------------

-----------------------------
(Employer Identification Number)

--------------------------------
(Address)

----------------------------------


* By the foregoing signature, I hereby certify to BAY RESOURCES LTD. that I am duly empowered and authorized to provide the foregoing informaton.

This Subscription Agreement is hereby accepted by the Company this 31st day of March, 2004.

                                        BAY RESOURCES LTD.

                                        By: /s/ Peter Lee
                                            -------------
                                            Peter Lee

                                     Title: Director and Secretary
                                            -----------------------


                                  S/A-19 of 19

                                  Schedule "A"

                              Warrant Certificate

                               BAY RESOURCES LTD.
                           WARRANT TO PURCHASE SHARES
                     OF COMMON STOCK OF BAY RESOURCES LTD.

                                                            Warrant to Purchase
                                                1,670,000 Shares of Common Stock


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN THE CASE OF
(III) OR (IV) ABOVE, AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT.

     FOR VALUE  RECEIVED,  Bay  Resources  Ltd.,  a  Delaware  corporation  (the
"Company"), hereby certifies that RAB Special Situation LP, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, 1,670,000 fully paid and non-assessable shares of Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

Notwithstanding anything contained herein to the contrary, the Warrant represented by this certificate shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise of the Warrant, if, after giving effect to such exercise, the Holder, together with any Affiliate of the Holder (including any person or company acting jointly or in concert with the Holder) (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For the purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

     1. Definitions. (a) The following terms, as used herein, ha ve the following meanings:

     "Affiliate " shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Melbourne, Victoria Australia are authorized by law to close.

     "Common Stock" means the Common Stock, par value $.0001 per share, of the Company.

     "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "Exercise Date" means the date a Warrant Exercise
 Notice is delivered to the Company in the manner provided in Section 8 below.

     "Exercise  Price" means $1.30.

     "Expiration Date " means 5:00 p.m. (Melbourne, Victoria Australia) on March ___, 2006; provided that if such date shall in the City of Melbourne, Victoria Australia be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the city of Melbourne, Victoria Australia is not a holiday or a day on which banks are authorized to close.

     "Fair Market Value " means as to any security, the average closing prices of such security's sales on the Principal Market for the day as of which "Fair Market Value" is being determined, or, if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day. If the Common Stock is not listed or admitted to unlisted trade privileges and bid and asked prices are not so reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     "Initial  Warrant  Exercise Date" means the date hereof.

     "Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Market" means the National Association of Securities Dealers electronic over-the-counter bulletin board ("OTCBB"), or if not quoted on the OTCBB, the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

     "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

2.    Exercise of Warrant.

     (a) The Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration
Date. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b)  The Exercise Price may be paid to the Company  either:


          (i) in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.


          (ii) by providing the Company a written notice that the Holder is exercising the Warrant (or a portion thereof) on a "cashless" basis in exchange for that number of shares of Warrant Stock equal to the product of (x) the number of shares as to which such Warrant, or portion thereof, is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Warrant Stock less the Exercise Price and the denominator of which is such Fair Market Value. Solely for the purposes of this Section 2(b)(ii), Fair Market Value shall be calculated either (i) on the Exercise Date or (ii) as the average of the Fair Market Values for each of the five trading days preceding the Exercise Date, whichever results in a higher Fair Market Value.

          By way of illustration for the purposes of this Section 2(b)(ii), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant, computed using the following formula:


                     X =  Y(A-B)
                          ------
                            A

          Where:     X =  The number of shares of Common  Stock to be issued
                          to the Holder

                     Y = The number of Shares  purchasable  under this Warrant
                         (at the date of such calculation) with respect to which this Warrant is exercised

                     A = The Fair  Market  Value of one share of Common
                         Stock

                     B = The  Exercise  Price (as adjusted to the date of such
                         calculation)


          (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 5 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

          (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Preferred Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

3. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

4.        Covenants of the Company.


          (a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.


          (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.


          (d) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.


          (e) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.


          (f) The Company covenants that during the period the Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

          (g) The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.


          (h) The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business and it shall refrain from changing its name.

     (i) The Company will not close its shareholder books or records in any ma nner which prevents the timely exercise of this Warrant.


5.         Exchange,  Transfer or  Assignment of Warrant;  Registration

          (a) Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the Securities Act of 1933, as amended (the "1933 Act") and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.

          (c) The Holder of this Warrant has been granted certain registration rights by the Company. The registration rights are set forth in that certain Subscription Agreement between the Company and the Holder dated March 31, 2004. The terms of the Subscription Agreement are incorporated herein by this reference.


6.         Anti-Dilution  Provisions.

The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:


          (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000. Such adjustment shall be made successively whenever any event listed above shall occur.


          (b) Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

          (c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one- hundredth of a share, as the case may be.


          (d) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.


          (e) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a), above.

          (f) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.


          (g) In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 6 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 6 necessary with respect to the Exercise Price then in effect and the number of shares of Common Stock for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.


7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

        8. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:


        If to the Company:  Bay  Resources  Ltd.
                            Level 8, 580 St. Kilda Road
                            Melbourne,  Victoria  Australia 3004
                            Fax: (613) 8532-2805
                            Attention:  Peter Lee

                        with a copy  to:

                            Phillips  Nizer  LLP
                            666  Fifth  Avenue
                            New  York,  New  York 10103-0084
                            Fax: (212) 262-5152
                            Attention:  Brian Brodrick

                        If to the Holder: RAB Special  Situations LP

                            RAB Special  Situations LP
                            c/o RAB Capital  Limited
                            No. 1 Adam Street
                            London W2CN 6LE
                            United  Kingdom

                        with a copy to:

                            DORSEY & WHITNEY LLP
                            1420 Fifth Avenue,  Suite 3400
                            Seattle,  Washington  98101
                            Fax:  (206)  903-8820
                            Attention:  Kenneth Sam


Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

   9. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

   10. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

   11. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

   12. Company Reorganization. In the event of  any  sale  of   substantially
all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of March ____, 2004.


                                BAY RESOURCES LTD.


                                 By:___________________________________
                                 Name:
                                 Title:


Acknowledged and Agreed:

RAB SPECIAL SITUATIONS LP

By:________________________
Name:
Title:

                            WARRANT EXERCISE NOTICE


                (To be delivered prior to exercise of the Warrant
            by execution of the Warrant Exercise Subscription Form)


To:  Bay Resources Ltd.

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.0001 per share, of Bay Resources Ltd. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

     (check one)

     ? The undersigned elects to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

     ? The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.


Date:_________________________


                              _____________________________________
                              (Signature of Owner)


                              _____________________________________
                              (Street Address)


                              _____________________________________
                              (City)              (State) (Zip Code)



Payment:$_______________________        cash  $________________________   check

                       WARRANT EXERCISE SUBSCRIPTION FORM


                (To be executed only upon exercise of the Warrant
                   after deliver of Warrant Exercise Notice)


To:   Bay Resources Ltd.

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.0001 per share, of Bay Resources Ltd. (the "Company") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

     ? The undersigned herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

     ? The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.


Date:______________________________


                              _____________________________________
                              (Signature of Owner)

                              _____________________________________
                              (Street Address)

                              _____________________________________
                               (City)            (State) (Zip Code)

Securities and/or check to be issued to: _______________________________________

Please insert social  security or identifying number:___________________________

Name:___________________________________________________________________________

Street Address:_________________________________________________________________

City,  State and Zip Code:______________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:____________________________________________________

Please  insert  social  security or  identifying  number:______________________

Name:___________________________________________________________________________

Street Address:  City, State and Zip Code:______________________________________

                         WARRANT ASSIGNMENT FORM

                               Dated___________ ___, _____

     FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),
          (please  type or print in block letters)

________________________________________________________________________________
(insert address)


its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                Signature:______________________________________

                                  Schedule "B"

                                   Term Sheet

                                BAY RESOURCES LTD

                                    SUMMARY

                                   TERM SHEET

     The following sets forth a summary of terms of the private placement (the "Offering"). No representation or warranty is made as to the accuracy of such summary, and it is qualified in its entirety by, and should be read in conjunction with, the attached subscription agreement ("Subscription Agreement") and the more detailed information prepared by Bay Resources Ltd (the "Company") which is included as Exhibits to the Term Sheet. No person has been authorized to give any information or to make any representation concerning the Company or the Shares other than information given by duly authorized officers of the Company in connection with investors' examination of the Company and the terms of the Offering and, if given or made, any such other information or, representation should not be relied upon as having been authorized by the Company.

     Prospective purchasers must carefully review all of the information and transaction documents contained in these materials, and to the extent such purchasers desire more information, should request such from the Company and its representatives. The Offering is being made pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). The Offering is being made solely to "accredited investors," as that term is defined in Rule 501 of Regulation D.

                                  THE OFFERING

Issuer                  Bay Resources Ltd, a Delaware  corporation

Security Offered        The Company's  common stock  ("Shares")  and warrants
                        over unissued Shares expiring two (2) years from the date of issue with an exercise price of US$1.30 per warrant.

Price Per Share         US$1.00


Amount of Shares        1,670,000   shares  for  an  aggregate  amount
Offered by the          in cash of US$1,670,000. For each share subscribed
Company                 for by Subscriber,  Subscriber will receive one (1)
                        warrant to purchase one share of Common Stock expiring two (2) years from the date of issue with an exercise price of US$1.30 per warrant.


Use of Proceeds         The  Company  will  utilize the  proceeds of the
                        Offering to conduct exploration activities for gold on the mining and exploration properties of Tahera Corporation and on new tenements in the Committee Bay Greenstone Belt, and for general corporate and administrative purposes.

Business Description    The Company was incorporated in Delaware in 1973 as
                        Bayou Oil & Gas Inc. The Company was involved in a number of activities between 1973 and 1998. Since that time, it has investigated a number of different business proposals and in September 2000 announced that it intended to focus on opportunities in the mining
                        & exploration area specifically in North America and Latin America. The Company has identified two business opportunities that it wishes to proceed with which are in the gold industry.

Canada - Gold

                    The Company has an agreement with Tahera to explore for gold on Tahera's extensive properties on the Slave Craton in northern Canada. Tahera is a diamond exploration company listed on the Toronto Stock Exchange and is engaged in the diamond exploration in the northern Slave Craton. Tahera has developed an extensive database to explore for diamonds and under the terms of the agreement, Bay Resources will use the database and geochemical samples to explore for gold.

                    Tahera retains a two percent net smelter return royalty on any production from deposits discovered as a result of the Company using the Tahera samples and database.

                    Tahera's diamond exploration data that Bay Resources will have access to includes electromagnetic geophysical surveys, overburden and bedrock mapping, overburden sampling and drilling data. The Tahera overburden samples cover some 60,000 square kilometers of the northern Slave Craton with some 17,000 samples being potentially available for gold and base metal analysis. The overburden samples have been taken on a reconnaissance scale with line intervals at 2.5 - 5.0 kilometers with some detailed surveys at 50- 100 meter sample spacings. The Tahera samples cover areas of known gold mineralisation including in the vicinity of the Lupin and Ulu gold deposits.

                    Tahera's Jericho and Contwoyto properties lie in close proximity to the Lupin gold mine, which is a large, high grade, gold deposit (some three million ounce gold endowment produced to date), currently operated by Kinross Gold Corporation. Bay Resources considers there to be significant potential for gold mineralization, similar to that found at Lupin, on Tahera's Jericho and Contwoyto properties.

                    Utilizing the Tahera database in conjunction with existing public data, Bay Resource's objective is to delineate new areas of gold mineralization on the northern Slave Craton that could lead to a multi-million ounce gold discovery.

                    In June 2002, the Company commenced acquiring a strategic land position in the highly prospective Committee Bay Greenstone Belt. In March 2003, it announced that it would focus its gold exploration efforts on the Committee Bay Greenstone Belt, west of Melville Peninsula, Nunavut, Canada.

                    The Committee Bay Greenstone Belt, located approximately 240 kilometers northeast of Baker Lake in Nunavut, is believed to represent one of the largest unexplored greenstone belts in North America, with potential to host world-class gold deposits.

                    Bay Resources currently holds 29 claims totaling 71,694 acres in the Committee Bay Greenstone Belt. These claims were recorded on October 16, 2002. To keep the claims in good standing, a total of C$286,304 of assessment work is required to be completed by the anniversary date of October 16, 2004. C$143,388 ($2 per acre) is required in each subsequent year up to 2012 (at which point a decision to bring the claims to lease must be made).

                    The Archean Committee Bay Greenstone belt was the subject of a 3 year (2000-2003) Canadian government Targeted Geoscience Initiative (TGI). Total funding for all 29 TGIs was approximately $40 million. The stated objective of TGI was to increase the level and cost-effectiveness of private sector exploration for mineral resources. Government work in the Committee Bay Belt included 1:100,000 scale geologic mapping, prospecting, surficial mapping, drift prospecting, and airborne geophysics (400 m flight line spacing). All of these products will include digital releases and be incorporated into a high quality GIS database. A summary of the government TGI work can be found at:
                    http://gsccgd.nrcan.gc.ca/committee_bay/Committee.html

                    The stratigraphy of the Committee Bay Greenstone Belt includes banded iron formation up to 50 metres thick, komatiite flows, basalts, intermediate to felsic tuffs, and quartz-cobble conglomerates. Deformation is recorded by major shear zones, second order faults, complex folding, and felsic intrabelt intrusions (including a pluton with the same 2.718 Ma age as the Dome Stock in Red Lake). Numerous gold showings are spread out over a 150 km x 40 km area including the Inuk zone (12.8 gpt Au / 5metres) in northeast Committee Bay.

                    The area is best known for the Meliadine Gold Project, which is currently in the pre-feasibility stage and has a major interest held by WMC International, as well as the Meadowbank Project of Cumberland Resources, which is in post feasibility stage. These two projects host 7.5 million ounces of gold resources. The Committee Bay Greenstone Belt is also situated in the same general region as the developing diamond play currently being explored by De Beers, BHP-Billiton, Northern Empire Minerals Ltd. and Stornoway Ventures Ltd. Bay Resources has accumulated a large landholding in the belt.

                    In February 2003, Committee Bay Resources Ltd., a company with large landholding in the Committee Bay area, signed a letter of intent with Gold Fields Explorations Ltd., to form a joint venture, whereby Goldfields will take an equity position in CBR and will spend US$10 million on exploration to earn a 65% interest in that project. Previous work in the Committee Bay area returned samples grading up to 245 grams per tonne gold, 0.5% nickel and 0.8% copper.

                    The geology is highly prospective for BIF hosted gold (as in the 3.0 M oz Au Meadowbank and 4.6 M oz Au Meliadine
                    deposits further to the south). In addition to the BIF hosted gold targets, this belt has potential for shear-hosted lode gold, Witswaterstrand style gold, komatiite hosted stratiform Ni-Cu (Kambalda analogy), and PGEs in layered igneous complexes (Laughland Lake Anorthosite Suite). Samples from previous workers in the Committee Bay area returned samples up to 245 gpt Au, 0.5% Ni, and 0.8% Cu. Committee

                    The developing Eastern Arctic diamond plays currently being explored by De Beers, BHP-Billiton, Northern Empire Minerals Ltd., and Stornoway Ventures Ltd. are to the northeast and southeast of the Committee Bay Belt. Impressive diamond results were returned from caustic fusion of the Melville Island kimberlites and the landholdings have now increased to 7 million acres. The 1.5 million acre Churchill diamond play north of Rankin Inlet has intersected 18 kimberlites in since June 2003.

                    In summary,  the  Committee  Bay  Greenstone  Belt is highly prospective and underexplored for multiple commodities (gold, nickel, copper, PGEs, diamonds). Bay Resources has significant land holdings in the belt and these cover several gold showings (up to 9.7 gpt).. Risk Factors The Subscriber acknowledges and agrees that he or she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the following risks factors:

                    (a) Forward Looking Statements. Certain of the statements contained in the Summary Term Sheet, including, without limitation, statements regarding Tahera's business, strategy, plans and objectives of management for future operations are forward-looking within the meaning of the federal securities laws. These statements use forward-looking words, such as "anticipate," "continue," "expect," "may," "will," "estimate," "believe" or other similar words. These statements discuss further expectations or contain projections. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, actual results will likely differ from those suggested by the forward-looking statements for various reasons. When considering forward-looking statements, one should keep in mind the risk factors referred to in this Subscription Agreement. The risk factors could cause actual results to differ materially from those contained in any forward-looking statements.

                    (b) Control by Insiders. Following the completion of the transactions described in the Term Sheet, the Company's principal stockholder, Edensor Nominees Pty Ltd., will continue to own more than 65.6% of the outstanding Common Stock and will be able to elect the entire Board of Directors.

                    (c) Dependence on Key Personnel; Need to Hire Additional Employees. The development and implementation of the Summary Term Sheet is entirely dependent on the Company's existing officers and key employees. To implement its business plan, the Company may need to acquire additional technical and marketing employees in an environment in which such personnel are in great demand and not always readily available. If for any reason the Company would be unable to retain its existing personnel and significantly expand its staff, its business may be materially and adversely effected. The

                    Company does not maintain key person life insurance for any of its employees.

                    (d) Speculative Nature of Mineral Exploration and Development. Mineral exploration particularly for gold is speculative in nature, involves many risks and frequently is nonproductive. There can be no assurance that the Company's investment in gold exploration or mining companies or gold exploration efforts will be successful. Once gold in commercially recoverable grades and quantities are discovered it may take a number of years from the initial exploration stages until production is possible during which time the economic feasibility of production may change. (e) Need for Additional Funds. The Company will require substantial additional funds to finance the exploration and development of the gold interests as well as for working capital purposes. The ability of the Company to provide such funds will be dependent on its cash resources, ability to raise further finance (either debt or equity) and its risk profile of any further investment.


                    (f) Mining Risks and Insurance. The business of gold exploration and mining is generally subject to a number of risks and hazards including environmental hazards, industrial accidents, labor disputes, encountering unusual or unexpected geologic formations, cave-ins, flooding and periodic interruptions due to inclement or hazardous weather conditions. Such risks could result in damage to or destruction of mineral properties or producing facilities, personal injury, environmental damage, delays in mining, monetary losses and possible legal liability.

                    (g) Canadian Listing The Company has advised the Subscriber of its plans to seek dual listing of the Company's Securities on the Toronto Venture Exchange and/or seek to spin its Canadian exploration assets out into a separate corporate vehicle (such as a Capital Pool Company or similar start up type company) and to seek listing of the separate corporate vehicle on Toronto Venture Exchange and that in the case of the use of the separate corporate vehicle, the Company will consider the distribution of the shares in the separate corporate vehicle received by the Company to its shareholders. There can be no guarantee that a listing on Toronto Venture Exchange will be approved or successful.

Financial Condition

                    At March 4, 2004, the Company had total assets of approximately A$8,000 and total liabilities of approximately A$2,212,000. A majority of the debt is owed to a company of which Mr Gutnick is a Director and it has provided loan funds to the Company to allow the Company to continue to operate; and the balance are trade creditors. The Company has no operating revenue. It has been agreed between the potential Subscriber, Mr J I Gutnick and the Company that the amount owed to the company associated with Mr J I Gutnick will be converted into shares and warrants at the same unit subscription price and on the same terms and conditions as the potential Subscriber will subscribe for shares and warrants in the Company.

Board of Directors

                    The Directors of the Company are Joseph Gutnick, David Tyrwhitt, Peter Lee and Paul Ehrlich.

Transfer            The Shares have not been  registered  under the 1933 Act and
Restrictions        are subject to certain restrictions on transfer as described in the Subscription Agreement.

Capitalization      Assuming the sale of the following:

                         1. 1,753,984 Shares at a price of US$1.00 to convert US$1,753,984 of debt into equity; and

                         2.  1,670,000  Shares  to  potential  Subscriber,


                    immediately following the Offering there would be 16,714,130 Shares issued and outstanding and 3,423,984 warrants issued and outstanding. On a fully diluted basis, assuming the exercise of all issued and outstanding warrants, there will be 20,138,114 Shares issued and outstanding. The Company is authorized to issue 25 million Shares of US$.0001 par value.